                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

                                                                    EXHIBIT 31.1

I, A.F. Petrocelli, certify that:

1.          I have reviewed this report on Form 10-K/A of United Capital Corp.;

2.          Based on my  knowledge,  this  report  does not  contain  any untrue statement  of a  material  fact  or omit to  state a  material  fact necessary to make the statements made, in light of the circumstances under which such  statements  were made, not misleading with respect to the period covered by this report;

3.          Based on my knowledge, the financial statements, and other financial information  included in this annual  report,  fairly present in all material respects the financial condition, results of operations and cash flows of the  registrant as of, and for, the periods  presented in this report;

4.          The registrant's other certifying officers and I are responsible for establishing and maintaining  disclosure controls and procedures (as defined in Exchange Act Rules  13(a)-15(e)  and  15(d)-15(e) for the
            registrant and have:

            a.   Designed such  disclosure  controls and  procedures,  or caused such  disclosure  controls and  procedures to be designed under our supervision,  to ensure that material  information relating to the registrant,  including its consolidated subsidiaries, is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

            b.   Evaluated  the  effectiveness  of the  registrant's  disclosure controls  and  procedures  and  presented  in this  report  our conclusions about the effectiveness of the disclosure  controls and  procedures,  as of the end of the  period  covered by this report based on such evaluation; and

            c.   Disclosed  in  this  report  any  change  in  the  registrant's internal control over financial  reporting that occurred during the registrant's most recent fiscal quarter that has materially affected,  or is reasonably  likely to materially  affect,  the registrant's internal control over financial reporting, and

5.          The  registrant's  other  certifying  officer and I have  disclosed, based  on our  most  recent  evaluation  of  internal  control  over financial  reporting,  to the  registrant's  auditors  and the audit committee  of  the  registrant's  board  of  directors  (or  persons performing the equivalent functions):

            a.   All  significant  deficiencies  and material  weaknesses in the
                 design  or  operation  of  internal   control  over   financial
                 reporting   which  are   reasonably   likely   to  affect   the
                 registrant's ability to record,  process,  summarize and report financial information; and

            b.   Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:   April 29, 2005

                              By: /s/ A.F. Petrocelli
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                                 A.F. Petrocelli
                                 Chairman, President and Chief Executive Officer